UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2023

Immuneering Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40675	26-1976972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Main St.

Second Floor

Cambridge, MA 02142

(Address of principal executive offices) (Zip Code)

(617) 500-8080

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	IMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

The information under the heading “Preliminary Financial Information” set forth under Item 8.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On April 18, 2023, Immuneering Corporation (“we”, “our” and “us”) posted an updated corporate slide presentation in the “For Investors” portion of its website at www.immuneering.com. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 of this Current Report is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

Recent Developments

On April 18, 2023, we announced initial pharmacokinetic (“PK”), pharmacodynamic (“PD”) and safety data from the Phase 1 portion of our Phase 1/2a clinical trial of IMM-1-104 in patients with advanced solid tumors harboring RAS mutations.

As of April 10, 2023, we had PK, PD and safety data from four patients with pancreatic or colorectal cancer available for evaluation. Of these patients, we dosed one patient at 40 mg once daily oral dose, or the first dose level, one patient at 80 mg once daily oral dose, or the second dose level, and two patients at 160 mg once daily oral dose, or the third dose level. At the third dose level, we observed significant PK Cmax levels, which is the plasma concentration of therapy in a specific area of the body, with IMM-1-104 of over 2,000 ng/mL or approximately 1 uM drug free-fraction. In addition, we observed greater than 90% PD inhibition of phosphorylated extracellular signal-regulated kinase (pERK) with IMM-1-104 compared to pretreatment baseline for patients at the third dose level. A median plasma half-life of 1.94 hours was observed with IMM-1-104 across the first three dose levels evaluated in patients with pancreatic and colorectal cancer with different RAS mutations, including KRAS-G12D, the most common mutation present in pancreatic cancer. IMM-1-104 was well tolerated in these four patients, as well as one patient dosed at 320 mg once daily oral dose, or the fourth dose level, with no dose limiting toxicities or serious adverse events observed and no drug-related adverse events beyond Grade 1 observed.

Based on this initial data, we plan to announce the recommended Phase 2 dose in early 2024 instead of our prior guidance of mid-2024.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report.

Preliminary Financial Information

Based upon preliminary estimates and information available to us as of the date of this Current Report, we expect to report that we had approximately $91.5 million of cash and cash equivalents and marketable securities as of March 31, 2023. Based on our current plans, we expect that our existing cash and cash equivalents and marketable securities will enable us to fund our operating expenses and capital expenditure requirements into the fourth quarter of 2024.

We have not yet completed our financial close process for the three months ended March 31, 2023. This estimate of our cash and cash equivalents and marketable securities as of March 31, 2023 is preliminary and is subject to change upon completion of our financial statement closing procedures. There can be no assurance that our final cash position as of March 31, 2023 will not differ from this estimate, including as a result of adjustments as a result of our review, and any such change could be material. Our independent registered public accountants have not audited, reviewed or performed any procedures with respect to such preliminary financial data and accordingly do not express an opinion or any other form of assurance with respect to such data. Complete results will be included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our cash and cash equivalents and marketable securities as of March 31, 2023, the sufficiency of our existing cash and cash equivalents and marketable securities, the treatment potential of IMM-1-104, the design, timing, enrollment criteria and conduct of the Phase 1/2a clinical trial, and the ability of initial clinical data to de-risk IMM-1-104 and be confirmed as the study progresses, including the safety, tolerability, pharmacokinetics, pharmacodynamics and potential efficacy of IMM-1-104.

These forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the risks inherent in oncology drug development, including clinical trials, and risks related to financial reporting.

These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2023 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Immuneering Corporation Corporate Slide Presentation as of April 18, 2023

99.2	Press release issued on April 18, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNEERING CORPORATION

Date: April 18, 2023	By:	/s/ Benjamin J. Zeskind
	Name:	Benjamin J. Zeskind, Ph.D.
	Title:	Co-Founder, President, Chief Executive Officer